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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 28, 2009

                           Gateway Energy Corporation
             (Exact name of registrant as specified in its charter)

            Delaware                  0-6404                      44-0651207
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(State or other jurisdiction of    (Commission               (I.R.S. Employer
            incorporation)         File Number)              Identification No.)

                        1415 Louisiana Street, Suite 4100
                                 Houston, Texas                     77001
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                     (Address of principal executive office)      (Zip Code)

                                 (713) 336-0844
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01     Entry into a Material Definitive Agreement

On August 28, 2009, Gateway Energy Corporation (the "Company") and Western National Bank, N.A., agreed to extend the maturity date under the Credit Agreement, dated August 23, 2007, as amended, to October 23, 2009.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Gateway Energy Corporation


                                            By:  /s/  Robert Panico
                                               --------------------------------
                                                      Robert Panico,
                                                      President and
                                                      Chief Executive Officer

Date:  August 31, 2009